                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[861,335,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 MARCH 22, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                                   TERM SHEET
                                 MARCH 22, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC2

                          $[861,335,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                   WAL (YRS)               PAYMENT WINDOW
                      APPROX                                       (CALL(6)/                 (CALL(6)/
  CLASS               SIZE ($)                 COUPON              MATURITY )                MATURITY)
---------          -----------          --------------------       ----------            -----------------
CLASS A-1          434,509,000                      Information Not Provided Hereby
CLASS A-2A         150,000,000          LIBOR + [ ] (1), (2)       2.29 / 2.58             1 - 81 / 1 - 189
CLASS A-2B1         68,348,000          LIBOR + [ ] (1), (2)       0.95 / 0.95             1 - 22 / 1 - 22
CLASS A-2B2         55,449,000          LIBOR + [ ] (1), (2)       3.94 / 4.60           22 - 81 / 22 - 189
CLASS S (3)           Notional             2.50%-LIBOR(4)              N/A                       N/A
CLASS M-1           58,151,000          LIBOR + [ ] (1), (5)       4.72 / 5.28           42 - 81 / 40 - 163
CLASS M-2           46,783,000          LIBOR + [ ] (1), (5)       4.59 / 5.08           39 - 81 / 39 - 145
CLASS M-3           13,991,000          LIBOR + [ ] (1), (5)       4.54 / 4.93           38 - 81 / 38 - 122
CLASS B-1           10,931,000          LIBOR + [ ] (1), (5)       4.52 / 4.83           38 - 81 / 38 - 111
CLASS B-2           11,805,000          LIBOR + [ ] (1), (5)       4.51 / 4.69           37 - 81 / 38 - 101
CLASS B-3           11,368,000          LIBOR + [ ] (1), (5)       4.37 / 4.38            37 - 81 / 38 - 86
                   -----------
TOTAL:             861,335,000
                   ===========

                                             EXPECTED           STATED
                   PAYMENT   INTEREST          FINAL            FINAL                 EXPECTED RATINGS
  CLASS             DELAY    ACCRUAL         MATURITY (6)      MATURITY (7)            (MOODY'S / S&P)
-----------        -------  ----------       ------------      ------------           ----------------
CLASS A-1                             Information Not Provided Hereby                 [Aaa]/[AAA]
CLASS A-2A            0     Actual/360       Dec-2010          Dec-2034               [Aaa]/[AAA]
CLASS A-2B1           0     Actual/360       Jan-2006          Dec-2034               [Aaa]/[AAA]
CLASS A-2B2           0     Actual/360       Dec-2010          Dec-2034               [Aaa]/[AAA]
CLASS S (3)           0     Actual/360          N/A               N/A                 [Aaa]/[AAA]
CLASS M-1             0     Actual/360       Dec-2010          Dec-2034               [Aa2]/[AA]
CLASS M-2             0     Actual/360       Dec-2010          Dec-2034               [A2]/[A+]
CLASS M-3             0     Actual/360       Dec-2010          Dec-2034               [A3]/[A]
CLASS B-1             0     Actual/360       Dec-2010          Dec-2034               [Baa1]/[A-]
CLASS B-2             0     Actual/360       Dec-2010          Dec-2034               [Baa2]/[BBB+]
CLASS B-3             0     Actual/360       Dec-2010          Dec-2034               [Baa3]/[BBB-]
TOTAL:

1)       Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A, Class A-2B1, and Class A-2B2 Certificates will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.50% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the product of
         (i) the excess of (x) the Net WAC over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

5) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% optional termination occurs.

7)       Latest maturity date for any mortgage loan plus one year.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                212-449-3659            scott_soltas@ml.com
Vince Mora                                  212-449-1437            vince_morajr@ml.com
Charles Sorrentino                          212-449-3659            charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                 212-449-0752            matthew_whalen@ml.com
Tom Saywell                                 212-449-2122            tom_saywell@ml.com
Paul Park                                   212-449-6380            paul_park@ml.com
Alan Chan                                   212-449-8140            alan_chan@ml.com
Fred Hubert                                 212-449-5071            fred_hubert@ml.com
Alice Chang                                 212-449-1701            alice_chang@ml.com
Sonia Lee                                   212-449-5067            sonia_lee@ml.com
Amanda de Zutter                            212-449-0425            amanda_dezutter@ml.com

MOODY'S
Phoebe Yu                                   212-553-3712            phoebe.yu@moodys.com

STANDARD & POOR'S
Cornelius Kelly                             212-438-2448            cornelius_kelly@sandp.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

TITLE OF CERTIFICATES      Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                           Asset-Backed Certificates Series 2004-WMC2, consisting of:
                           Class A-1 Certificates,
                           Class A-2A Certificates,
                           Class A-2B1 and Class A-2B2 Certificates
                           (collectively, the "Class A-2B Certificates", together with the Class A-2A Certificates, the "Class
                           A-2 Certificates" and together with the Class A-1 and Class A-2A Certificates, the "Class A Certificates"),
                           Class S Certificates (together with the Class A
                           Certificates, the "Senior Certificates"), Class M-1,
                           Class M-2, and Class M-3 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class
                           B Certificates") The Senior Certificates, the Class M
                           Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The
                           Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and Countrywide Securities Corporation

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                 WMC Mortgage Corp.

SERVICER                   HomEq Servicing Corporation

TRUSTEE                    Wells Fargo Bank, N.A.

CUT-OFF DATE               March 1, 2004

PRICING DATE               On or about March 24, 2004

CLOSING DATE               On or about April 7, 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April
                           2004.

ERISA CONSIDERATIONS       The Offered Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Offered
                           Certificates.

LEGAL INVESTMENT           The Offered Certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

OPTIONAL TERMINATION       The Trustee will be required to attempt an auction of
                           the assets of the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.
                           The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the trust only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                           Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS             rate and adjustable rate, first and second lien,
                           sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $874,452,352 originated by WMC.

                           The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,720 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE            Approximately $861,335,000

ADMINISTRATIVE FEES        The Servicer will be paid fees aggregating 50
                           bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1.       Excess interest
                           2.       Over-Collateralization
                           3.       Subordination

EXCESS INTEREST            Excess interest cashflow will be available
                           as credit enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.50]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [1.50]% of the aggregate principal balance of the Mortgage
                           Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                           Initial: Approximately [1.50]% of original balance
                           Target: [1.50]% of original balance before stepdown, 3.00]% of current balance after stepdown
                           Floor: 0.50% of original balance

                           (PRELIMINARY AND SUBJECT TO REVISION)

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

SUBORDINATION(1):   CLASSES    RATING(M/S)  SUBORDINATION
                   ---------   ----------   -------------
                    Class A     Aaa/AAA        19.00%
                   Class M-1     Aa2/AA        12.35%
                   Class M-2     A2/A+         7.00%
                   Class M-3     A3/A           5.40%
                   Class B-1     Baa1/A-        4.15%
                   Class B-2    Baa2/BBB+       2.80%
                   Class B-3    Baa3/BBB-       1.50%

CLASS SIZES:        CLASSES    RATING(M/S)   CLASS SIZES
                   ---------   ----------   -------------
                    Class A     Aaa/AAA        81.00%
                   Class M-1     Aa2/AA         6.65%
                   Class M-2     A2/A+          5.35%
                   Class M-3     A3/A           1.60%
                   Class B-1    Baa1/A-         1.25%
                   Class B-2    Baa2/BBB+       1.35%
                   Class B-3    Baa3/BBB-       1.30%

INTEREST ACCRUAL           For the Offered Certificates, interest will initially
                           accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP             If the 10% optional termination does not occur prior
                           to the first distribution date on which it is possible, (i) the margin on each of the Class A
                           Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP        The pass-through rates of the Offered Certificates
                           (other than the Class S Certificates) will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT               The trust fund will own a one-month LIBOR cap
                           contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution
                           Date shown in the table appearing on page 36.
                           Payments received on the cap contract will be available to pay interest to the holders of the Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                           Certificates have been written down to zero).

(1)The subordination includes the initial over-collateralization level of approximately 1.50%.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

MAXIMUM RATE CAP           The pass-through rate of the Offered Certificates
                           (other than the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage
                           Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum
                           Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient by dividing (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 9.00% per annum
                           (which is the rate shown under the heading, "1ML
                           Strike, Upper Collar" in the table entitled "One
                           Month LIBOR Cap Table" shown on page 36), and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY          1.       Servicing Fees.

                           2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           5. Excess interest to pay subordinate principal shortfalls.

                           6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                           7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                           Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

         2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid concurrently, on a pro rata basis, based on the outstanding Certificate principal balance thereof, to the Class A-2A Certificates and the Class A-2B Certificates. Principal amounts paid on the Class A-2B Certificates shall be distributed to the Class A-2B1 Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero.

         Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

         Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

         After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates and seventh to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A-1, A-2A, A-2B1 AND A-2B2 (COLLECTIVELY)   38.00%*
CLASS M-1                                         24.70%*
CLASS M-2                                         14.00%*
CLASS M-3                                         10.80%*
CLASS B-1                                          8.30%*
CLASS B-2                                          5.60%*
CLASS B-3                                          3.00%*

*includes overcollateralization

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)                The Distribution Date is on or after the April 2007
                  Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)              A Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Senior
CLASS                      Enhancement Percentage (i.e., the sum of the
PRINCIPAL                  outstanding principal balance of aggregate stated
DISTRIBUTION               principal balance of the Mortgage the subordinate
DATE                       Certificates and the O/C amount Loans, as of the end
                           of the related due period) is divided by the greater
                           than or equal to the Senior Specified Enhancement
                           Percentage (including O/C), which is equal to two
                           times the initial Class A-1 and Class A-2
                           subordination percentage.
                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           38.00%
                           or
                           (17.50%+1.50%)*2

TRIGGER EVENT              The situation that exists with respect to any
                           Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                           Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           40 % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage shown below.

DISTRIBUTION DATE OCCURRING  REQUIRED LOSS PERCENTAGE
---------------------------  ------------------------
April 2007 - May 2008        3.25% with respect to April 2007, plus an additional 1/12th of
                             1.50% for each month thereafter
April 2008 - May 2009        4.75% with respect to April 2008, plus an additional 1/12th of
                             1.30% for each month thereafter
April 2009 and thereafter    6.05%

PROSPECTUS                 The Offered Certificates will be offered pursuant to
                           a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE  LOAN TABLES      The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance              $874,452,352
Aggregate Original Principal Balance                 $878,696,926
Number of Mortgage Loans                                    5,166

                                  MINIMUM      MAXIMUM      AVERAGE (1)
                                  -------     --------      -----------
Original Principal Balance        $13,330     $855,000       $170,092
Outstanding Principal Balance     $ 6,619     $850,693       $169,271

                                  MINIMUM     MAXIMUM       WEIGHTED AVERAGE (2)
                                  -------     --------      --------------------
Original Term (mos)                   80          360                341
Stated remaining Term (mos)           75          357                336
Loan Age (mos)                         3           12                  5
Current Interest Rate              4.866%      13.375%             7.186%
Initial Interest Rate Cap          1.000%       5.000%             1.880%
Periodic Rate Cap                  1.000%       1.500%             1.000%
Gross Margin                       1.000%       9.000%             5.919%
Maximum Mortgage Rate              9.750%      17.500%            13.366%
Minimum Mortgage Rate              4.866%      11.000%             6.871%
Months to Roll                         1           55                 23
Original Loan-to-Value             17.54%      100.00%             81.99%
Credit Score (3)                     500          814                648

                                              EARLIEST             LATEST
                                              --------            --------
Maturity Date                                 06/01/10            12/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                                90.76%
2nd Lien                                 9.24%

 OCCUPANCY                    PERCENT OF MORTGAGE POOL
 ---------                    ------------------------
Primary                                 95.68%
Second Home                              1.00%
Investment                               3.32%

 LOAN TYPE                    PERCENT OF MORTGAGE POOL
 ---------                    ------------------------
Fixed Rate                              30.73%
ARM                                     69.27%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                        85.85%
Interest-Only                            5.04%
Balloon                                  9.11%

YEAR OF ORIGINATION           PERCENT OF MORTGAGE POOL
-------------------           ------------------------
2003                                   100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                                50.12%
Refinance - Rate/Term                   10.41
Refinance - Cashout                     39.47

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family                           73.65%
Rowhouse                                 0.01%
Townhouse                                0.03%
Condominium                              9.08%
Two- to Four-Family                      5.34%
Manufactured Housing                     0.11%
Planned Unit Development                11.78%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     FULL OR
                             NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------    --------------    ------------   ----------   --------   --------   -----------   --------   -----------
 5.500% or less                 138          $ 36,530,525      4.18%      5.382%      700       $264,714       75.96%      68.62%
 5.501% to  6.000%              470           125,542,715     14.36       5.877       686        267,112       78.64       61.76
 6.001% to  6.500%              718           175,856,894     20.11       6.358       665        244,926       78.80       51.12
 6.501% to  7.000%              844           185,728,188     21.24       6.826       648        220,057       80.05       47.80
 7.001% to  7.500%              536           108,725,807     12.43       7.331       622        202,847       81.44       54.20
 7.501% to  8.000%              552            91,346,081     10.45       7.834       612        165,482       83.81       57.96
 8.001% to  8.500%              310            40,844,756      4.67       8.324       601        131,757       85.06       62.02
 8.501% to  9.000%              251            29,540,503      3.38       8.824       601        117,691       87.76       65.58
 9.001% to  9.500%              146            13,279,566      1.52       9.345       607         90,956       89.88       65.04
 9.501% to 10.000%              197            13,738,096      1.57       9.859       634         69,737       94.91       67.97
10.001% to 10.500%              158             9,338,107      1.07      10.399       631         59,102       95.91       62.45
10.501% to 11.000%              538            32,926,639      3.77      10.856       662         61,202       98.88       35.01
11.001% to 11.500%               53             1,848,911      0.21      11.295       649         34,885       97.58       40.42
11.501% to 12.000%               65             2,470,045      0.28      11.913       653         38,001       99.47       40.64
12.001% to 12.500%               68             2,561,464      0.29      12.380       667         37,669       99.20       20.99
12.501% to 13.000%              121             4,144,463      0.47      12.849       643         34,252       99.13       30.32
13.001% to 13.500%                1                29,593      0.00      13.375       660         29,593       95.00        0.00
                              -----          ------------    ------       -----       ---       --------       -----       -----
TOTAL:                        5,166          $874,452,352    100.00%      7.186%      648       $169,271       81.99%      54.52%
                              =====          ============    ======       =====       ===       ========       =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.866% per annum to 13.375% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.186% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE      FULL OR
       RANGE OF               NUMBER OF       BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)   MORTGAGE LOANS   OUTSTANDING      POOL        COUPON    SCORE     OUTSTANDING     LTV          DOC
------------------------   --------------   ------------   ----------   --------  --------   -----------   --------   -----------
 73 to  84                         1        $     54,099       0.01%      10.875%   640       $ 54,099      100.00%       0.00%
109 to 120                         3             200,096       0.02        7.211    619         66,699       47.68      100.00
169 to 180                     1,541          90,967,350      10.40       10.000    667         59,031       96.19       50.78
229 to 240                         6             925,805       0.11        6.698    663        154,301       81.16       62.71
337 to 348                         1             140,729       0.02        8.740    561        140,729       90.00        0.00
349 to 360                     3,614         782,164,273      89.45        6.858    646        216,426       80.34       54.95
                               -----        ------------     ------        -----    ---       --------       -----       -----
TOTAL:                         5,166        $874,452,352     100.00%       7.186%   648       $169,271       81.99%      54.52%
                               =====        ============     ======        =====    ===       ========       =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED   PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING       LTV       DOC
--------------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -----------
$50,000 or less                    819        $ 28,380,962      3.25%      10.550%     659       $ 34,653      96.65%      52.79%
$50,001 to $100,000               1083          79,593,626      9.10        8.933      649         73,494       90.13       56.87
$100,001 to $150,000               843         105,426,044     12.06        7.587      632        125,061       82.24       60.07
$150,001 to $200,000               714         124,317,613     14.22        7.051      636        174,114       80.83       58.01
$200,001 to $250,000               557         124,206,193     14.20        6.799      646        222,991       79.95       49.26
$250,001 to $300,000               411         112,344,455     12.85        6.754      651        273,344       81.03       51.41
$300,001 to $350,000               267          85,971,471      9.83        6.658      649        321,991       80.63       47.53
$350,001 to $400,000               180          67,491,390      7.72        6.822      649        374,952       80.53       49.95
$400,001 to $450,000                86          36,686,696      4.20        6.626      658        426,589       81.60       59.39
$450,001 to $500,000               104          49,726,190      5.69        6.587      662        478,136       80.04       61.45
$500,001 to $550,000                39          20,399,692      2.33        6.424      677        523,069       80.37       58.93
$550,001 to $600,000                25          14,431,586      1.65        6.550      666        577,263       78.31       44.00
$600,001 to $650,000                23          14,463,539      1.65        6.556      659        628,850       76.72       65.18
$650,001 to $700,000                 5           3,350,183      0.38        6.477      673        670,037       72.56       39.80
$700,001 to $750,000                 4           2,924,935      0.33        6.057      691        731,234       67.80      100.00
$750,001 to $800,000                 5           3,887,085      0.44        6.444      712        777,417       76.81       80.62
$850,001 to $900,000                 1             850,693      0.10        5.990      643        850,693       75.00        0.00
                                 -----        ------------    ------        -----      ---       --------      -----       -----
TOTAL:                           5,166        $874,452,352    100.00%       7.186%     648       $169,271      81.99%      54.52%
                                 =====        ============    ======        =====      ===       ========      =====       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $6,619 to approximately $850,693 and the average outstanding principal balance of the Mortgage Loans was approximately $169,271.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
---------------------     --------------   ------------   ----------   --------   --------   -----------   --------   -----------
10 Year Fixed Loans              3         $    200,096      0.02%      7.211%      619      $    66,699    47.68%     100.00%
15 Year Fixed Loans             98           11,331,930      1.30       7.293       651          115,632    75.83       49.71
20 Year Fixed Loans              6              925,805      0.11       6.698       663          154,301    81.16       62.71
30 Year Fixed Loans            837          176,540,538     20.19       6.813       663          210,921    76.93       56.97
Six-Month LIBOR Loans            5              955,941      0.11       7.463       688          191,188    86.46       85.16
2/28 LIBOR Loans             2,420          520,001,888     59.47       6.943       637          214,877    81.51       53.21
3/27 LIBOR Loans               129           26,912,462      3.08       6.620       654          208,624    81.61       53.50
5/25 LIBOR Loans               224           57,894,174      6.62       6.342       670          258,456    79.60       64.40
Balloon Loans                 1444           79,689,520      9.11      10.386       669           55,187    99.08       50.89
                             -----         ------------    ------       -----       ---      -----------    -----       -----
TOTAL:                       5,166         $874,452,352    100.00%      7.186%      648      $   169,271    81.99%      54.52%
                             =====         ============    ======       =====       ===      ===========    =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                                      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                      NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE     MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV          DOC
---------------     --------------   ------------   ----------   --------    --------   -----------   ---------   -----------
ARM                     2,778        $605,764,464     69.27%      6.872%       641      $218,058        81.34%      54.34%
Fixed Rate              2,388         268,687,888     30.73       7.893        664       112,516        83.45       54.91
                        -----        ------------    ------       -----        ---      --------        -----       -----
TOTAL:                  5,166        $874,452,352    100.00%      7.186%       648      $169,271        81.99%      54.52%
                        =====        ============    ======       =====        ===      ========        =====       =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      FULL OR
RANGE OF ORIGINAL            NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV           DOC
--------------------       --------------   ------------   ----------   --------   --------   -----------   --------   -----------
50.00% or less                    78        $ 13,311,693      1.52%      6.668%       652      $170,663      42.51%      47.57%
50.01% to 55.00%                  44           9,189,659      1.05       6.603        637       208,856      53.15       48.15
55.01% to 60.00%                  57          10,984,475      1.26       6.715        637       192,710      57.66       48.38
60.01% to 65.00%                  93          19,466,894      2.23       6.937        619       209,321      62.88       49.24
65.01% to 70.00%                 158          32,179,738      3.68       6.852        622       203,669      68.51       46.83
70.01% to 75.00%                 246          56,491,209      6.46       6.849        631       229,639      74.02       47.41
75.01% to 80.00%               1,874         416,776,243     47.66       6.626        661       222,399      79.75       48.03
80.01% to 85.00%                 354          71,677,115      8.20       7.315        603       202,478      84.25       70.63
85.01% to 90.00%                 471          92,240,507     10.55       7.244        635       195,840      89.60       65.25
90.01% to 95.00%                 401          65,734,611      7.52       7.752        640       163,927      94.62       75.32
95.01% to 100.00%              1,390          86,400,207      9.88       9.886        671        62,158      99.92       56.40
                               -----        ------------    ------       -----        ---      --------      -----       -----
TOTAL:                         5,166        $874,452,352    100.00%      7.186%       648      $169,271      81.99%      54.52%
                               =====        ============    ======       =====        ===      ========      =====       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.24% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.12%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.66%.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV          DOC
--------------------       --------------   ------------   ----------   --------   --------   -----------   --------   -----------
Arizona                          189        $ 21,455,171      2.45%      7.533%         651    $113,519      84.48%      51.42%
Arkansas                          12           1,328,725      0.15       7.362        649       110,727      89.75       65.07
California                     2,994         575,330,705     65.79       6.985        657       192,161      81.36       52.57
Colorado                          82          13,257,242      1.52       7.363        635       161,674      84.25       62.00
Connecticut                       21           3,666,918      0.42       7.304        637       174,615      85.54       63.92
Delaware                           5             624,464      0.07       7.743        599       124,893      81.02       84.44
District of Columbia              15           2,343,066      0.27       7.734        606       156,204      77.16       54.15
Florida                          133          17,539,242      2.01       7.447        614       131,874      82.57       45.70
Georgia                           74           7,862,952      0.90       7.995        634       106,256      85.25       71.33
Idaho                              9           1,482,488      0.17       7.026        647       164,721      83.64       59.94
Illinois                         104          15,909,434      1.82       7.420        618       152,975      83.41       56.89
Indiana                           35           2,429,713      0.28       7.780        628        69,420      87.48       78.63
Iowa                               2             247,224      0.03       7.134        660       123,612      85.64      100.00
Kansas                             8             750,777      0.09       8.065        608        93,847      79.15       57.79
Kentucky                           7             563,247      0.06       8.022        569        80,464      81.23       90.80
Louisiana                         77           7,708,496      0.88       7.715        620       100,110      86.54       77.19
Maine                              4             411,035      0.05       7.789        580       102,759      80.35      100.00
Maryland                         105          15,777,445      1.80       7.977        622       150,261      83.56       58.33
Massachusetts                     37           6,495,863      0.74       7.316        624       175,564      80.54       47.92
Michigan                          43           6,489,640      0.74       7.647        614       150,922      84.19       73.16
Minnesota                         19           3,249,227      0.37       7.649        615       171,012      83.64       74.49
Mississippi                       20           1,669,525      0.19       8.277        591        83,476      84.20       73.26
Missouri                          26           3,585,584      0.41       7.854        613       137,907      86.14       63.64
Montana                           22           2,773,717      0.32       7.359        640       126,078      83.42       82.03
Nevada                           104          14,659,867      1.68       7.438        669       140,960      84.07       38.83
New Hampshire                      7             879,152      0.10       7.545        609       125,593      84.36       73.40
New Jersey                        77          15,115,566      1.73       7.477        611       196,306      78.41       59.88
New Mexico                         8           1,164,672      0.13       7.705        630       145,584      87.30       56.73
New York                         174          41,088,456      4.70       7.207        648       236,141      80.06       53.17
North Carolina                    36           2,904,695      0.33       8.367        643        80,686      87.08       30.17
Ohio                              38           3,730,544      0.43       8.061        601        98,172      86.00       69.60
Oklahoma                          16           1,340,719      0.15       7.861        617        83,795      87.85       87.29
Oregon                            37           5,074,440      0.58       7.554        621       137,147      83.14       71.22
Pennsylvania                      96          11,433,257      1.31       8.054        605       119,096      84.76       60.50
Rhode Island                      11           1,693,952      0.19       7.488        654       153,996      84.30       81.29
South Carolina                    20           1,570,675      0.18       8.371        616        78,534      85.11       64.00
South Dakota                       2             178,494      0.02       8.605        542        89,247      87.44       51.22
Tennessee                         43           4,990,275      0.57       7.671        623       116,053      91.32       86.87
Texas                            224          22,910,933      2.62       7.756        634       102,281      82.93       46.01
Utah                              19           2,664,459      0.30       7.466        633       140,235      85.52       59.27
Vermont                            1             170,916      0.02       7.990        561       170,916      77.95      100.00
Virginia                         128          19,124,999      2.19       7.692        622       149,414      83.02       63.15
Washington                        53           7,720,482      0.88       7.180        634       145,669      83.14       65.16
Wisconsin                         26           2,689,852      0.31       7.688        626       103,456      83.78       77.77
Wyoming                            3             394,047      0.05       8.083        595       131,349      84.30      100.00
                               -----        ------------    ------       -----        ---      --------      -----      ------
TOTAL:                         5,166        $874,452,352    100.00%      7.186%       648      $169,271      81.99%      54.52%
                               =====        ============    ======       =====        ===      ========      =====      ======

No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

LOAN PURPOSE

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN PURPOSE           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
-----------------------------------------------------------------------------------------------------------------------
Purchase                    2,902      $438,235,993    50.12%     7.264%     668      $151,012     84.36%      48.94%
Refinance - Cashout         1,744       345,163,821    39.47      7.087      626       197,915     79.42       60.51
Refinance - Rate/Term         520        91,052,538    10.41      7.178      634       175,101     80.25       58.68
                            -----      ------------   ------      -----      ---      --------     -----       -----
TOTAL:                      5,166      $874,452,352   100.00%     7.186%     648      $169,271     81.99%      54.52%
                            =====      ============   ======      =====      ===      ========     =====       =====

PROPERTY TYPE

                                           AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                             NUMBER OF      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING    LTV         DOC
--------------------------------------------------------------------------------------------------------------------------------
Single Family Detached        3,810       $644,066,456          73.65%     7.184%       644    $ 169,046      81.96%     55.72%
Rowhouse                          1            104,179           0.01      8.500        537      104,179      84.96     100.00
Townhouse                         1            238,208           0.03      4.866        727      238,208      80.00       0.00
Condominium                     563         79,393,202           9.08      7.093        664      141,018      82.75      52.19
Two- to Four-Family             228         46,672,252           5.34      7.253        665      204,703      78.12      40.74
Manufactured Housing              8            930,281           0.11      7.562        636      116,285      78.18      43.47
Planned Unit Development        555        103,047,774          11.78      7.234        653      185,672      83.33      55.24
                              -----       ------------         ------      -----        ---    ---------      -----      -----
TOTAL:                        5,166       $874,452,352         100.00%     7.186%       648    $ 169,271      81.99%     54.52%
                              =====       ============         ======      =====        ===   ==========      =====      =====

DOCUMENTATION

                                              AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                              PRINCIPAL   PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE     FULL OR
                             NUMBER OF         BALANCE     MORTGAGE      AVERAGE     CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION              MORTGAGE LOANS    OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING    LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation              2,646      $435,699,091     49.83%        7.123%      637      $   164,663   83.01%      100.00%
Streamlined Documentation       1,322       194,256,742     22.21         7.434       680          146,942   83.42         0.00
Stated Documentation              582       123,248,301     14.09         6.965       646          211,767   74.91         0.00
Limited Documentation             219        44,766,806      5.12         7.219       638          204,415   83.84         0.00
Full/Alt Documentation            195        41,044,779      4.69         7.183       641          210,486   83.26       100.00
Lite Documentation                202        35,436,633      4.05         7.320       635          175,429   82.29         0.00
                                -----      ------------    ------         -----       ---         --------   -----       ------
TOTAL:                          5,166      $874,452,352    100.00%        7.186%      648         $169,271   81.99%       54.52%
                                =====      ============    ======         =====       ===         ========   =====       ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

OCCUPANCY

                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
OCCUPANCY     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
--------------------------------------------------------------------------------------------------------------
Primary           4,927       $836,637,104    95.68%     7.184%     647      $ 169,807    82.09%     54.61%
Investment          196         29,031,389     3.32      7.296      673        148,119    79.60      58.35
Second Home          43          8,783,860     1.00      6.989      675        204,276    79.47      33.59
                  -----       ------------   ------      -----      ---      ---------    -----      -----
TOTAL:            5,166       $874,452,352   100.00%     7.186%     648      $ 169,271    81.99%     54.52%
                  =====       ============   ======      =====      ===      =========    =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                     PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOAN AGE    NUMBER OF        BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
   (MONTHS)        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------
3                          1       $     403,231      0.05%    6.500%      681      $   403,231    80.00%       0.00%
4                          9           1,854,548      0.21     7.131       657          206,061    80.49       94.46
5                      3,533         597,919,779     68.38     7.234       647          169,239    82.03       55.67
6                       1431         244,970,841     28.01     7.078       650          171,189    81.61       51.32
7                        170          26,451,153      3.02     7.115       655          155,595    84.30       54.39
8                         19           2,527,330      0.29     6.967       650          133,017    83.63       73.47
9                          2             184,742      0.02     8.584       589           92,371    90.49      100.00
12                         1             140,729      0.02     8.740       561          140,729    90.00        0.00
                       -----       -------------    ------     -----       ---      -----------    -----      ------
TOTAL:                 5,166       $ 874,452,352    100.00%    7.186%      648      $   169,271    81.99%      54.52%
                       =====       =============    ======     =====       ===      ===========    =====      ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT    NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
   PENALTY TERM      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
---------------------------------------------------------------------------------------------------------------------
None                    1,004        $134,395,470    15.37%     7.830%     635     $  133,860    83.53%      56.45%

6 Months                    1             130,187     0.01      7.875      596        130,187    80.00      100.00

12 Months                 174          46,592,674     5.33      7.017      664        267,774    77.60       51.57

24 Months               2,525         472,655,156    54.05      7.031      643        187,190    82.60       53.78

36 Months               1,460         220,439,066    25.21      7.158      664        150,986    80.67       55.49

42 Months                   1              65,714     0.01      7.500      596         65,714    44.00        0.00

60 Months                   1             174,085     0.02      6.760      525        174,085    70.00      100.00
                        -----         ------------  ------      -----      ---      ---------    -----      ------
TOTAL:                  5,166         $874,452,352  100.00%     7.186      648      $ 169,271    81.99%      54.52%
                        =====         ============  ======      =====      ===      =========    =====      ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------
500 to 500                      6        $    981,948      0.11%    8.358%     500     $   163,658   75.24%      60.50%
501 to 525                    182          31,563,192      3.61     8.127      515         173,424   76.04       66.13
526 to 550                    201          36,234,076      4.14     7.871      539         180,269   77.61       76.65
551 to 575                    265          45,264,863      5.18     7.611      563         170,811   82.96       72.47
576 to 600                    427          73,807,043      8.44     7.504      590         172,850   81.03       74.29
601 to 625                    675         110,808,803     12.67     7.337      614         164,161   82.67       64.99
626 to 650                    897         142,276,627     16.27     7.273      639         158,614   82.89       50.76
651 to 675                    953         160,605,680     18.37     7.068      663         168,526   83.17       44.08
676 to 700                    589          98,865,866     11.31     6.927      686         167,854   82.89       44.14
701 to 725                    406          69,952,245      8.00     6.801      711         172,296   81.83       46.05
726 to 750                    291          51,924,124      5.94     6.761      736         178,433   81.88       46.29
751 to 775                    190          34,571,003      3.95     6.641      762         181,953   81.40       44.78
776 to 800                     76          16,520,530      1.89     6.298      783         217,375   78.07       52.80
801 to 814                      8           1,076,351      0.12     6.394      807         134,544   78.95       69.48
                            -----        ------------    ------     -----      ---     -----------   -----       -----
TOTAL:                      5,166        $874,452,352    100.00%    7.186%     648     $   169,271   81.99%      54.52%
                            =====        ============    ======     =====      ===     ===========   =====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

CREDIT GRADE

                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                 NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
CREDIT GRADE  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC
---------------------------------------------------------------------------------------------------------------
AA               2,766        $ 471,396,997    53.91%     6.921%      691    $   170,426   82.55%      45.49%
A                1,262          204,425,754    23.38      7.324       628        161,986   82.85       58.45
A-                 397           66,763,412     7.63      7.469       597        168,170   80.94       72.71
B+                 305           54,504,167     6.23      7.520       570        178,702   82.67       68.47
B                  411           72,868,235     8.33      7.911       535        177,295   77.21       73.34
C                   25            4,493,788     0.51      8.557       549        179,752   68.40       77.76
                 -----        -------------   ------      -----       ---    -----------   -----       -----
TOTAL:           5,166        $ 874,452,352   100.00%     7.186%      648    $   169,271   81.99%      54.52%
                 =====        =============   ======      =====       ===    ===========   =====       =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED    PERCENT
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%               5        $     838,119     0.14%     6.415%     677      $167,624     77.32%      31.79%
3.501% to 4.000%               1              194,714     0.03      5.990      568       194,714     89.98      100.00
4.001% to 4.500%              21            5,185,273     0.86      5.803      669       246,918     67.24       64.27
4.501% to 5.000%             341           85,510,356    14.12      6.178      668       250,764     79.30       59.29
5.001% to 5.500%             541          123,884,584    20.45      6.316      657       228,992     79.15       55.45
5.501% to 6.000%             574          133,145,539    21.98      6.626      650       231,961     80.21       45.22
6.001% to 6.500%             542          118,001,385    19.48      7.106      635       217,715     81.76       53.21
6.501% to 7.000%             408           79,886,173    13.19      7.590      614       195,799     86.13       59.24
7.001% to 7.500%             187           34,584,284     5.71      7.983      594       184,943     84.64       58.54
7.501% to 8.000%             137           20,735,918     3.42      8.579      590       151,357     86.40       60.83
8.001% to 8.500%              15            3,081,304     0.51      8.895      596       205,420     85.67       74.35
8.501% to 9.000%               6              716,814     0.12      9.562      552       119,469     86.21       74.71
                           -----        -------------   ------      -----      ---      --------     -----       -----
TOTAL:                     2,778        $ 605,764,464   100.00%     6.872%     641      $218,058     81.34%      54.34%
                           =====        =============   ======      =====      ===      ========     =====       =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.919% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF MAXIMUM      NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV         DOC
---------------------------------------------------------------------------------------------------------------------
12.000% or less            119      $  30,365,999     5.01%     5.413%     694      $255,176     78.69%      67.01%
12.001% to 12.500%         375         97,697,781    16.13      5.875      680       260,527     79.72       60.99
12.501% to 13.000%         545        133,444,980    22.03      6.354      661       244,853     80.09       48.66
13.001% to 13.500%         588        130,661,579    21.57      6.839      641       222,214     81.12       48.75
13.501% to 14.000%         405         84,587,097    13.96      7.336      620       208,857     82.12       53.09
14.001% to 14.500%         380         69,011,430    11.39      7.842      605       181,609     84.68       55.67
14.501% to 15.000%         177         30,077,801     4.97      8.304      581       169,931     83.89       61.95
15.001% to 15.500%         109         18,571,766     3.07      8.796      567       170,383     83.73       59.86
15.501% to 16.000%          51          7,591,474     1.25      9.293      560       148,852     82.74       57.57
16.001% to 16.500%          16          2,304,229     0.38      9.813      550       144,014     82.28       79.80
16.501% to 17.000%          12          1,404,911     0.23     10.308      544       117,076     83.88       92.34
17.001% to 17.500%           1             45,417     0.01     11.000      533        45,417     70.00      100.00
                         -----      -------------   ------     ------      ---      --------     -----      ------
TOTAL:                   2,778      $ 605,764,464   100.00%     6.872%     641      $218,058     81.34%      54.34%
                         =====      =============   ======     ======      ===      ========     =====      ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.366% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC2
                       MORTGAGE POOL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED   PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    FULL OR
                          NUMBER OF       BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE   MORTGAGE LOANS   OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC
--------------------   --------------  -------------  ----------  --------  --------  -----------  --------  -----------
April 2004                     3       $     584,710      0.10%    8.374%     696     $   194,903    87.63%     75.73%
July 2004                      1             256,800      0.04     5.375      695         256,800    80.00     100.00
September 2004                 1             114,430      0.02     7.500      627         114,430    95.00     100.00
March 2005                     1             140,729      0.02     8.740      561         140,729    90.00       0.00
June 2005                      1             151,055      0.02     7.990      577         151,055    88.37     100.00
July 2005                      5             629,509      0.10     7.699      591         125,902    83.53      61.21
August 2005                   75          15,619,533      2.58     6.761      647         208,260    83.23      49.80
September 2005               628         135,530,020     22.37     6.848      636         215,812    81.21      52.58
October 2005                1705         366,796,014     60.55     6.984      637         215,130    81.52      53.54
November 2005                  4             731,799      0.12     6.550      656         182,950    87.37     100.00
December 2005                  1             403,231      0.07     6.500      681         403,231    80.00       0.00
July 2006                      1             134,996      0.02     6.490      660         134,996    80.00     100.00
August 2006                    4             685,753      0.11     7.183      631         171,438    80.82      69.86
September 2006                33           7,656,273      1.26     6.596      668         232,008    82.68      46.71
October 2006                  91          18,435,439      3.04     6.611      649         202,587    81.21      55.38
August 2008                    7           1,708,275      0.28     6.699      651         244,039    80.75      44.84
September 2008                82          20,861,162      3.44     6.353      665         254,404    79.89      67.90
October 2008                 135          35,324,737      5.83     6.318      673         261,665    79.38      63.28
                           -----       -------------    ------     -----      ---     -----------    -----      -----
TOTAL:                     2,778       $ 605,764,464    100.00%    6.872%     641     $   218,058    81.34%     54.34%
                           =====       =============    ======     =====      ===     ===========    =====      =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC2
                       GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance       $ 338,020,924
Aggregate Original Principal Balance          $ 339,671,986
Number of Mortgage Loans                              1,596

                                    MINIMUM        MAXIMUM       AVERAGE(1)
                                   ---------     ----------      ----------
Original Principal Balance         $  15,000     $  855,000      $  212,827
Outstanding Principal Balance      $  14,943     $  850,693      $  211,793

                                      MINIMUM         MAXIMUM      WEIGHTED AVERAGE (2)
                                      -------         -------      --------------------
Original Term (mos)                      120             360               336
Stated remaining Term (mos)              114             357               330
Loan Age (mos)                             3               8                 5
Current Interest Rate                  5.000%         13.375%            7.244%
Initial Interest Rate Cap              1.000%          5.000%            1.945%
Periodic Rate Cap                      1.000%          1.000%            1.000%
Gross Margin                           1.000%          9.000%            5.968%
Maximum Mortgage Rate                  9.750%         17.500%           13.395%
Minimum Mortgage Rate                  5.000%         11.000%            6.903%
Months to Roll                             1              55                23
Original Loan-to-Value                 29.50%         100.00%            82.55%
Credit Score (3)                         500             794               650

                        EARLIEST          LATEST
                        --------         --------
Maturity Date           09/01/13         12/01/33

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                              87.83%
2nd Lien                              12.17%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                96.90%
Second Home                             1.49%
Investment                              1.62%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                              35.23%
ARM                                     64.77%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                       81.03%
Interest-Only                           6.90%
Balloon                                12.06%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                  100.00%

    LOAN PURPOSE             PERCENT OF MORTGAGE POOL
---------------------        ------------------------
Purchase                              48.17%
Refinance - Rate/Term                 12.29
Refinance - Cashout                   39.54

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
------------------------     ------------------------
Single Family                         76.16%
Rowhouse                               0.03%
Condominium                            5.91%
Two- to Four-Family                    2.79%
Manufactured Housing                   0.08%
Planned Unit Development              15.03%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC2
                       GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                           NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC
-----------------------  --------------   -------------   ----------   --------   --------  -----------   --------   -----------
5.500% or less                 39         $  15,475,702      4.58%       5.412%     707     $   396,813    75.29%       79.45%
5.501% to 6.000%              131            51,172,361     15.14        5.888      686         390,629    79.36        65.46
6.001% to 6.500%              211            71,477,341     21.15        6.362      666         338,755    78.84        54.31
6.501% to 7.000%              218            65,648,390     19.42        6.815      647         301,139    80.42        50.91
7.001% to 7.500%              139            36,046,541     10.66        7.331      625         259,328    81.64        58.90
7.501% to 8.000%              156            26,683,453      7.89        7.826      609         171,048    83.79        54.40
8.001% to 8.500%              124            16,333,055      4.83        8.335      603         131,718    85.71        65.35
8.501% to 9.000%              115            14,397,464      4.26        8.839      608         125,195    88.69        65.79
9.001% to 9.500%               64             7,283,811      2.15        9.357      617         113,810    90.96        65.04
9.501% to 10.000%              93             8,051,285      2.38        9.858      638          86,573    94.71        66.44
10.001% to 10.500%             52             4,748,634      1.40       10.391      613          91,320    94.45        69.68
10.501% to 11.000%            212            18,242,679      5.40       10.852      656          86,050    98.35        36.41
11.001% to 11.500%              5               313,029      0.09       11.315      640          62,606    86.98        51.77
11.501% to 12.000%             14               737,718      0.22       11.925      669          52,694    98.88        32.35
12.001% to 12.500%             13               815,842      0.24       12.317      679          62,757    98.35        13.56
12.501% to 13.000%              9               564,025      0.17       12.899      667          62,669    97.27         0.00
13.001% to 13.500%              1                29,593      0.01       13.375      660          29,593    95.00         0.00
                            -----         -------------    ------       ------      ---     -----------    -----        -----
TOTAL:                      1,596         $ 338,020,924    100.00%       7.244%     650     $   211,793    82.55%       57.53%
                            =====         =============    ======       ======      ===     ===========    =====        =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.375% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.244% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
       RANGE OF             NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)  MORTGAGE LOANS    OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV          DOC
------------------------  --------------   ------------    ----------   --------   --------  -----------   --------   -----------
109 to 120                        2        $     120,651      0.04%      7.679%      603     $    60,326    67.09%      100.00%
169 to 180                      527           45,050,827     13.33       9.916       666          85,485    96.59        53.89
229 to 240                        2              219,261      0.06       6.455       637         109,631    68.54        69.96
349 to 360                   1,0651          292,630,184     86.57       6.833       648         274,770    80.40        58.07
                             ------        -------------    ------       -----       ---     -----------    -----       ------
TOTAL:                       1,5961        $ 338,020,924    100.00%      7.244%      650     $   211,793    82.55%       57.53%
                             ======        =============    ======       =====       ===     ===========    =====       ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 330 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC2
                       GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE    NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV        DOC
--------------------------  --------------  -------------  ----------  --------   --------  -----------   --------   -----------
$  50,000 or less                110        $   4,063,127     1.20%     9.281%      636     $    36,938    86.66%       62.68%
$  50,001 to $100,000            557           43,188,301    12.78      9.220       646          77,537    91.66        55.97
$ 100,001 to $150,000            265           32,840,782     9.72      8.488       630         123,927    86.62        63.56
$ 150,001 to $200,000             83           14,091,313     4.17      7.639       618         169,775    83.53        67.27
$ 200,001 to $250,000             38            8,439,024     2.50      7.277       613         222,080    79.89        52.54
$ 250,001 to $300,000             14            3,698,064     1.09      7.360       613         264,147    85.09        58.30
$ 300,001 to $350,000             81           27,376,847     8.10      6.759       639         337,986    81.91        51.90
$ 350,001 to $400,000            163           60,959,458    18.03      6.788       649         373,984    80.70        50.28
$ 400,001 to $450,000             83           35,411,815    10.48      6.625       658         426,648    81.94        61.53
$ 450,001 to $500,000            101           48,263,552    14.28      6.589       662         477,857    80.20        61.31
$ 500,001 to $550,000             39           20,399,692     6.04      6.424       677         523,069    80.37        58.93
$ 550,001 to $600,000             25           14,431,586     4.27      6.550       666         577,263    78.31        44.00
$ 600,001 to $650,000             22           13,844,467     4.10      6.580       654         629,294    77.50        63.62
$ 650,001 to $700,000              5            3,350,183     0.99      6.477       673         670,037    72.56        39.80
$ 700,001 to $750,000              4            2,924,935     0.87      6.057       691         731,234    67.80       100.00
$ 750,001 to $800,000              5            3,887,085     1.15      6.444       712         777,417    76.81        80.62
$ 850,001 to $900,000              1              850,693     0.25      5.990       643         850,693    75.00         0.00
                               -----        -------------   ------      -----       ---     -----------    -----        -----
TOTAL:                         1,596        $ 338,020,924   100.00%     7.244%      650     $   211,793    82.55%       57.53%
                               =====        =============   ======      =====       ===     ===========    =====        =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,943 to approximately $850,693 and the average outstanding principal balance of the Mortgage Loans was approximately $211,793

PRODUCT TYPES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                         NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
    PRODUCT TYPES      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
---------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -----------
10 Year Fixed Loans           2        $     120,651     0.04%      7.679%    603     $  60,326     67.09%     100.00%
15 Year Fixed Loans          36            4,270,519     1.26       7.322     635       118,626     76.74       64.68
20 Year Fixed Loans           2              219,261     0.06       6.455     637       109,631     68.54       69.96
30 Year Fixed Loans         274           73,680,899    21.80       6.612     669       268,908     76.71       57.31
Six-Month LIBOR Loans         2              489,472     0.14       8.259     714       244,736     91.17      100.00
2/28 LIBOR Loans            697          187,174,092    55.37       7.007     634       268,542     81.71       57.08
3/27 LIBOR Loans             27            7,446,143     2.20       6.533     665       275,783     83.23       51.98
5/25 LIBOR Loans             65           23,839,579     7.05       6.208     677       366,763     80.38       69.21
Balloon Loans               491           40,780,308    12.06      10.188     669        83,056     98.67       52.76
                          -----        -------------   ------      ------     ---     ---------     -----       -----

TOTAL:                    1,596        $ 338,020,924   100.00%      7.244%    650     $ 211,793     82.55%      57.53%
                          =====        =============   ======       =====     ===     =========     =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC2
                       GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                      AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                      NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV         DOC
---------------     --------------  -------------  ----------  --------   --------  -----------  --------  -----------
ARM                       791       $ 218,949,286    64.77%     6.907%      640     $   276,801   81.64%     58.32%
Fixed Rate                805         119,071,639    35.23      7.863       668         147,915   84.21      56.08
                        -----       -------------   ------      -----       ---     -----------   -----      -----
TOTAL:                  1,596       $ 338,020,924   100.00%     7.244%      650     $   211,793   82.55%     57.53%
                        =====       =============   ======      =====       ===     ===========   =====      =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
 RANGE OF ORIGINAL       NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING     LTV          DOC
--------------------   --------------  -------------  ----------  --------  --------   -----------  ---------  -----------
50.00% or less                23       $   4,271,913     1.26%     6.561%      662     $   185,735    43.91%       51.27%
50.01% to 55.00%              15           3,200,887     0.95      6.786       620         213,392    52.85        49.64
55.01% to 60.00%              20           4,145,932     1.23      6.816       626         207,297    57.38        53.44
60.01% to 65.00%              24           6,187,252     1.83      6.661       664         257,802    62.71        67.34
65.01% to 70.00%              44          10,986,728     3.25      6.808       628         249,698    68.28        47.98
70.01% to 75.00%              91          26,480,440     7.83      6.733       644         290,994    74.05        44.62
75.01% to 80.00%             488         149,257,935    44.16      6.622       659         305,856    79.59        53.31
80.01% to 85.00%             133          30,185,284     8.93      7.268       611         226,957    84.31        76.08
85.01% to 90.00%             173          36,907,664    10.92      7.267       640         213,339    89.58        61.14
90.01% to 95.00%             157          29,547,545     8.74      7.850       645         188,201    94.61        75.75
95.01% to 100.00%            428          36,849,345    10.90      9.996       671          86,097    99.92        53.59
                           -----       -------------   ------      -----       ---     -----------    -----        -----
TOTAL:                     1,596       $ 338,020,924   100.00%     7.244%      650     $   211,793    82.55%       57.53%
                           =====       =============   ======      =====       ===     ===========    =====        =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.50% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.69%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.67%.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------------  --------------   ------------   ----------   --------   --------   -----------    --------  -----------
Arizona                          34       $  5,645,274        1.67%     7.371%      657      $ 166,037       83.05%      48.83%
Arkansas                          6            451,588        0.13      7.050       658         75,265       83.01       40.58
California                      981        235,883,190       69.78      7.093       658        240,452       82.37       56.83
Colorado                         21          4,748,423        1.40      7.692       617        226,115       83.49       69.08
Connecticut                       3            857,885        0.25      6.718       647        285,962       84.56       72.35
Delaware                          3            321,769        0.10      8.566       570        107,256       81.98       69.80
District of Columbia              3            433,893        0.13      7.175       623        144,631       84.99       38.95
Florida                          36          5,503,071        1.63      7.262       612        152,863       80.63       31.66
Georgia                          10          1,726,219        0.51      7.774       671        172,622       85.56       61.62
Idaho                             2            269,936        0.08      7.717       582        134,968       77.77       32.48
Illinois                         16          3,349,801        0.99      7.390       608        209,363       82.05       74.79
Indiana                          13            840,303        0.25      8.583       565         64,639       83.73       89.78
Iowa                              1             69,716        0.02      7.500       743         69,716      100.00      100.00
Kansas                            2            177,781        0.05      8.603       575         88,891       73.00       63.04
Kentucky                          4            249,811        0.07      8.010       569         62,453       87.06       79.25
Louisiana                        34          3,563,097        1.05      7.530       642        104,797       89.52       73.25
Maine                             3            251,717        0.07      7.497       612         83,906       81.81      100.00
Maryland                         38          7,110,035        2.10      7.910       612        187,106       83.05       66.15
Massachusetts                     8          1,549,682        0.46      7.855       613        193,710       86.97       36.51
Michigan                         21          3,284,881        0.97      7.558       617        156,423       81.03       78.42
Minnesota                         3            838,889        0.25      7.406       660        279,630       83.62      100.00
Mississippi                       6            344,197        0.10      8.653       569         57,366       82.14      100.00
Missouri                          7          1,432,057        0.42      8.015       574        204,580       87.92       58.46
Montana                          10          1,526,181        0.45      7.041       675        152,618       85.40       67.33
Nevada                           25          4,933,728        1.46      7.607       700        197,349       84.29       16.63
New Hampshire                     1             86,704        0.03      7.990       536         86,704       66.92      100.00
New Jersey                       24          6,314,384        1.87      7.437       607        263,099       77.88       61.46
New York                         48         15,901,892        4.70      7.076       678        331,289       81.28       58.30
North Carolina                    4            408,264        0.12      9.268       614        102,066       91.77       38.29
Ohio                             20          1,736,945        0.51      8.288       594         86,847       85.40       73.98
Oklahoma                          6            293,939        0.09      7.817       619         48,990       80.97       72.53
Oregon                            6          1,337,066        0.40      7.135       624        222,844       84.41       98.21
Pennsylvania                     46          5,274,069        1.56      8.280       586        114,654       82.96       56.87
Rhode Island                      1            145,154        0.04      5.750       740        145,154       80.00      100.00
South Carolina                    5            280,304        0.08      8.875       590         56,061       84.35       78.75
South Dakota                      1             87,070        0.03      9.250       565         87,070       90.00        0.00
Tennessee                        19          2,110,067        0.62      7.849       616        111,056       90.70       91.26
Texas                            59          6,877,478        2.03      8.006       627        116,567       84.12       51.32
Utah                              3          1,187,037        0.35      7.591       613        395,679       82.58       45.48
Virginia                         48          8,605,271        2.55      7.690       606        179,276       83.35       63.50
Washington                        9          1,639,739        0.49      7.263       655        182,193       75.23       43.87
Wisconsin                         5            271,106        0.08      9.060       607         54,221       90.18       81.39
Wyoming                           1            101,311        0.03      8.875       548        101,311       80.00      100.00
                              -----       ------------      ------      -----       ---      ---------       -----      ------
TOTAL:                        1,596       $338,020,924      100.00%     7.244%      650      $ 211,793       82.55%      57.53%
                              =====       ============      ======      =====       ===      =========       =====      ======

No more than approximately 1.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY
LOAN PURPOSE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE             MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------------    --------------   ------------   ----------   --------   --------   -----------   --------   -----------
Purchase                        809       $162,831,394      48.17%     7.360%       669     $  201,275     84.98%       53.25%
Refinance - Cashout             578        133,661,447      39.54      7.110        628        231,248     80.21        62.45
Refinance - Rate/Term           209         41,528,083      12.29      7.221        643        198,699     80.54        58.49
                              -----       ------------     ------      -----        ---     ----------     -----        -----
TOTAL:                        1,596       $338,020,924     100.00%     7.244%       650     $  211,793     82.55%       57.53%
                              =====       ============     ======      =====        ===     ==========     =====        =====

PROPERTY TYPE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE            MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------------    --------------   ------------   ----------   --------   --------   -----------   --------   -----------
Single Family Detached       1,232        $257,432,351      76.16%     7.230%       647      $208,955      82.34%        57.51%
Rowhouse                         1             104,179       0.03      8.500        537       104,179      84.96        100.00
Condominium                    113          19,979,714       5.91      7.279        661       176,812      84.29         63.12
Two- to Four-Family             53           9,431,899       2.79      7.568        665       177,960      82.12         55.29
Manufactured Housing             3             262,975       0.08      8.320        611        87,658      78.15         22.15
Planned Unit Development       194          50,809,806      15.03      7.231        659       261,906      82.99         55.95
                             -----        ------------     ------      -----        ---      --------      -----         -----
TOTAL:                       1,596        $338,020,924     100.00%     7.244%       650      $211,793      82.55%        57.53%
                             =====        ============     ======      =====        ===      ========      =====         =====

DOCUMENTATION

                                              AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
      DOCUMENTATION        MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-------------------------  --------------   ------------   ----------   --------   --------   -----------   --------   -----------
Full Documentation               843        $171,361,454     50.70%      7.139%       639       $203,276     83.13%      100.00%
Streamlined Documentation        360          65,836,349     19.48       7.703        679        182,879     84.34         0.00
Stated Documentation             172          43,620,295     12.90       6.936        656        253,606     76.05         0.00
Full/Alt Documentation            83          23,111,115      6.84       7.198        651        278,447     83.57       100.00
Limited Documentation             87          22,237,395      6.58       7.260        645        255,602     84.10         0.00
Lite Documentation                51          11,854,316      3.51       7.397        622        232,438     83.09         0.00
                               -----        ------------    ------       -----        ---       --------     -----        -----
TOTAL:                         1,596        $338,020,924    100.00%      7.244%       650       $211,793     82.55%       57.53%
                               =====        ============    ======       =====        ===       ========     =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY

OCCUPANCY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
     OCCUPANCY           MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------------    --------------   ------------   ----------   --------   --------   -----------   --------   -----------
Primary                       1,522       $327,537,439      96.90%     7.241%       649      $215,202      82.62%       57.87%
Investment                       58          5,462,170       1.62      7.659        679        94,175      81.21        56.61
Second Home                      16          5,021,315       1.49      6.960        687       313,832      79.28        36.62
                              -----       ------------     ------      -----        ---      --------      -----        -----
TOTAL:                        1,596       $338,020,924     100.00%     7.244%       650      $211,793      82.55%       57.53%
                              =====       ============     ======      =====        ===      ========      =====        =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOAN AGE           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
    (MONTHS)             MORTGAGE LOANS    OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------        --------------   ------------    ----------   --------   --------  -----------    --------   -----------
3                                1        $    403,231       0.12%      6.500%      681       $403,231       80.00%       0.00%
4                                2             861,066       0.25       6.955       655        430,533       71.60      100.00
5                            1,071         226,782,399      67.09       7.306       648        211,748       82.72       58.64
6                              455          97,584,391      28.87       7.137       654        214,471       82.18       54.43
7                               61          11,537,882       3.41       6.997       654        189,146       83.52       59.26
8                                6             851,956       0.25       6.919       663        141,993       78.42       80.34
                             -----        ------------     ------       -----       ---       --------       -----       -----
TOTAL:                       1,596        $338,020,924     100.00%      7.244%      650       $211,793       82.55%      57.53%
                             =====        ============     ======       =====       ===       ========       =====       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT         NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
   PENALTY TERM          MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
-------------------      --------------   ------------   ----------   --------   --------   -----------   --------   -----------
None                            258       $ 48,513,656      14.35%      7.912%      639       $188,037     84.03%       64.12%
12 Months                        62         23,335,105       6.90       6.885       681        376,373     77.06        55.53
24 Months                       794        176,925,836      52.34       7.155       640        222,829     83.38        57.99
36 Months                       480         89,006,528      26.33       7.151       668        185,430     81.57        53.53
42 Months                         1             65,714       0.02       7.500       596         65,714     44.00         0.00
60 Months                         1            174,085       0.05       6.760       525        174,085     70.00       100.00
                              -----       ------------     ------       -----       ---       --------     -----       ------
TOTAL:                        1,596       $338,020,924     100.00%      7.244%      650       $211,793     82.55%       57.53%
                              =====       ============     ======       =====       ===       ========     =====       ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
----------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -----------
500 to 500                       4        $    594,062      0.18%      8.500%       500       $148,515      77.43%      100.00%
501 to 525                      73          12,635,421      3.74       8.221        515        173,088      77.23        69.25
526 to 550                      72          12,188,029      3.61       8.032        539        169,278      77.87        83.98
551 to 575                      81          13,467,930      3.98       7.772        564        166,271      82.99        70.07
576 to 600                     148          28,897,415      8.55       7.639        591        195,253      81.74        78.93
601 to 625                     202          46,008,378     13.61       7.317        614        227,764      83.69        66.20
626 to 650                     266          53,174,722     15.73       7.371        638        199,905      83.42        51.57
651 to 675                     296          64,902,333     19.20       7.101        663        219,265      83.88        46.00
676 to 700                     169          35,861,163     10.61       7.051        686        212,196      84.16        52.79
701 to 725                     116          28,108,947      8.32       6.836        710        242,319      80.61        52.47
726 to 750                      85          19,477,481      5.76       6.910        737        229,147      83.04        55.62
751 to 775                      55          14,066,134      4.16       6.659        762        255,748      81.58        38.12
776 to 794                      29           8,638,910      2.56       6.202        782        297,893      77.86        58.24
                             -----        ------------    ------       -----        ---       --------      -----        -----
TOTAL:                       1,596        $338,020,924    100.00%      7.244%       650       $211,793      82.55%       57.53%
                             =====        ============    ======       =====        ===       ========      =====        =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 794 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.

CREDIT GRADE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                           NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
------------             --------------   ------------   ----------   --------   --------   -----------   --------   -----------
AA                            810         $181,728,964     53.76%      6.972%       693       $224,357      82.88%      49.61%
A                             399           85,399,950     25.26       7.379        628        214,035      83.59       60.33
A-                            133           27,077,819      8.01       7.494        599        203,593      82.13       76.88
B+                             89           16,009,243      4.74       7.646        573        179,879      82.57       64.22
B                             152           25,542,393      7.56       8.026        532        168,042      77.96       77.14
C                              13            2,262,554      0.67       9.318        535        174,043      72.63       88.43
                            -----         ------------    ------       -----        ---       --------      -----       -----
TOTAL:                      1,596         $338,020,924    100.00%      7.244%       650       $211,793      82.55%      57.53%
                            =====         ============    ======       =====        ===       ========      =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS   MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV          DOC
----------------------   --------------   ------------   ----------  --------  --------  -----------   --------   -----------
0.501% to 1.000%                 1        $    348,271      0.16%     5.990%      657      $348,271      80.00%       0.00%
4.001% to 4.500%                 4           1,460,594      0.67      5.983       670       365,148      73.28       94.16
4.501% to 5.000%                86          32,204,687     14.71      6.176       661       374,473      79.35       58.71
5.001% to 5.500%               140          45,270,265     20.68      6.366       656       323,359      79.25       56.66
5.501% to 6.000%               154          48,992,332     22.38      6.575       646       318,132      81.01       56.28
6.001% to 6.500%               136          37,940,909     17.33      7.019       648       278,977      81.55       53.64
6.501% to 7.000%               114          25,548,894     11.67      7.629       613       224,113      86.72       62.90
7.001% to 7.500%                50          11,102,502      5.07      7.993       594       222,050      83.83       65.17
7.501% to 8.000%                85          12,282,712      5.61      8.796       593       144,502      86.49       62.74
8.001% to 8.500%                15           3,081,304      1.41      8.895       596       205,420      85.67       74.35
8.501% to 9.000%                 6             716,814      0.33      9.562       552       119,469      86.21       74.71
                               ---        ------------    ------      -----       ---      --------      -----       -----
TOTAL:                         791        $218,949,286    100.00%     6.907%      640      $276,801      81.64%      58.32%
                               ===        ============    ======      =====       ===      ========      =====       =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.968% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                                    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
-------------------------------  --------------   ------------  ----------  --------  --------  -----------  --------  -----------
12.000% or less                         29        $ 11,347,923      5.18%    5.481%      699      $391,308     79.80%      75.71%
12.001% to 12.500%                      91          35,391,783     16.16     5.890       675       388,921     80.65       66.73
12.501% to 13.000%                     149          52,170,302     23.83     6.359       660       350,136     80.32       54.64
13.001% to 13.500%                     144          43,997,209     20.09     6.829       642       305,536     81.35       52.04
13.501% to 14.000%                     105          28,013,389     12.79     7.329       626       266,794     82.05       56.28
14.001% to 14.500%                      97          20,127,556      9.19     7.841       602       207,501     84.34       51.83
14.501% to 15.000%                      70          11,761,647      5.37     8.330       586       168,024     84.36       62.65
15.001% to 15.500%                      51           8,784,504      4.01     8.823       569       172,245     83.64       56.41
15.501% to 16.000%                      31           4,427,082      2.02     9.364       573       142,809     86.04       65.04
16.001% to 16.500%                      12           1,585,190      0.72     9.782       544       132,099     81.67       84.68
16.501% to 17.000%                      11           1,297,282      0.59    10.302       547       117,935     84.20      100.00
17.001% to 17.500%                       1              45,417      0.02    11.000       533        45,417     70.00      100.00
                                       ---        ------------    ------    ------       ---      --------     -----      ------
TOTAL:                                 791        $218,949,286    100.00%    6.907%      640      $276,801     81.64%      58.32%
                                       ===        ============    ======    ======       ===      ========     =====      ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.395% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2
                      GROUP B COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                         NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
--------------------  --------------  -----------      ----      ------    -----    -----------     ---        ---
April 2004                  1         $    375,042      0.17%    8.490%      740      $375,042     90.00%     100.00%
September 2004              1              114,430      0.05     7.500       627       114,430     95.00      100.00
August 2005                20            5,698,980      2.60     6.606       641       284,949     81.89       42.89
September 2005            194           50,696,066     23.15     6.944       636       261,320     81.51       55.01
October 2005              482          130,375,814     59.55     7.051       633       270,489     81.79       58.68
December 2005               1              403,231      0.18     6.500       681       403,231     80.00        0.00
July 2006                   1              134,996      0.06     6.490       660       134,996     80.00      100.00
August 2006                 2              434,835      0.20     7.500       590       217,418     81.80      100.00
September 2006              8            2,781,518      1.27     6.545       678       347,690     84.18       31.09
October 2006               16            4,094,794      1.87     6.424       664       255,925     82.84       59.49
August 2008                 3              939,800      0.43     6.235       625       313,267     76.53       37.31
September 2008             20            7,663,857      3.50     6.234       682       383,193     81.03       77.82
October 2008               42           15,235,922      6.96     6.193       678       362,760     80.30       66.84
                          ---         ------------    ------     -----       ---      --------     -----       -----
TOTAL:                    791         $218,949,286    100.00%    6.907%      640      $276,801     81.64%      58.32%
                          ===         ============    ======     =====       ===      ========     =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                         GROUP A ASSUMED MORTGAGE POOLS
                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                         ORIGINAL
                                                                ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                                   NET   ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM        TERM          TERM           TERM           TERM         PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
-------------------  -------    -------  --------  --------    --------      --------       --------       --------     ----------
       63,533.54       8.500     8.000     180        175          360          355            0              0             36
       79,444.78       6.500     6.000     120        115          120          115            0              0             12
    1,840,341.85       6.874     6.374     180        174          180          174            0              0              0
      256,274.83       8.250     7.750     180        175          180          175            0              0             12
    4,169,251.63       6.766     6.266     180        175          180          175            0              0             36
      279,387.97       6.625     6.125     240        235          240          235            0              0             12
      427,155.74       6.870     6.370     240        234          240          234            0              0             36
   11,629,409.06       7.435     6.935     360        355          360          355            0              0              0
   10,849,145.83       7.126     6.626     360        355          360          355            0              0             12
    8,028,424.40       6.830     6.330     360        355          360          355            0              0             24
   72,352,659.85       6.868     6.368     360        355          360          355            0              0             36
       54,098.88      10.875    10.375      80         75          360          355            0              0             36
   10,437,093.64      11.155    10.655     180        175          360          355            0              0              0
      270,416.41      10.647    10.147     180        175          360          355            0              0             12
   14,035,921.16      10.331     9.831     180        175          360          355            0              0             24
   14,048,148.25      10.445     9.945     180        175          360          355            0              0             36
      194,861.55      11.753    11.253     180        175          180          175            0              0              0
      279,347.09      10.117     9.617     180        174          180          174            0              0             24
      321,333.38      10.212     9.712     180        175          180          175            0              0             36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                 ORIGINAL      REMAINING               INITIAL
                                  NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM         GROSS    CHANGE   PERIODIC
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)     MARGIN(%)  CAP(%)    CAP(%)
-------------------   -------   -------  --------  --------     --------       --------     ---------  ------    ------
       67,765.63       8.250     7.750     360        355            0             0          7.375     1.500     1.000
      141,902.99       8.125     7.625     360        355            0             0          6.375     1.000     1.000
      256,800.00       5.375     4.875     360        352           60            52          5.375     5.000     1.000
   54,223,468.37       7.344     6.844     360        355            0             0          6.170     1.508     1.002
      130,187.45       7.875     7.375     360        355            0             0          5.125     1.500     1.000
    9,992,070.36       7.171     6.671     360        355            0             0          6.192     1.500     1.000
  250,531,486.73       6.838     6.338     360        355            0             0          5.891     1.573     1.000
    4,674,148.90       7.015     6.515     360        355            0             0          6.159     1.529     1.000
      710,270.61       6.569     6.069     360        355           60            55          5.308     3.000     1.000
      768,912.29       6.099     5.599     360        355           60            55          5.528     3.000     1.000
   11,797,252.06       6.133     5.633     360        355           60            55          5.349     2.934     1.000
    3,751,310.89       7.138     6.638     360        355            0             0          5.694     3.000     1.000
      474,634.30       7.178     6.678     360        354            0             0          6.113     3.000     1.000
    2,026,675.22       6.583     6.083     360        355            0             0          5.527     3.000     1.000
   13,213,698.17       6.508     6.008     360        355            0             0          5.649     2.996     1.000
    2,775,292.04       6.729     6.229     360        355            0             0          6.054     3.000     1.000
      287,282.71       6.513     6.013     360        355            0             0          4.638     3.000     1.000
    3,342,148.67       6.519     6.019     360        355            0             0          5.635     3.000     1.000
   20,444,775.00       6.530     6.030     360        355            0             0          5.771     3.004     1.000
      252,000.00       7.000     6.500     360        355           60            55          4.625     5.000     1.000
    5,431,264.99       6.030     5.530     360        354           60            54          5.411     4.903     1.000
    1,521,831.17       5.789     5.289     360        355           60            55          4.873     4.681     1.000


                              NUMBER OF
                                MONTHS                   ORIGINAL
                     RATE     UNTIL NEXT                 MONTHS TO
                    CHANGE       RATE                    PREPAYMENT
MAXIMUM   MINIMUM  FREQUENCY  ADJUSTMENT                  PENALTY
RATE(%)   RATE(%)  (MONTHS)      DATE        INDEX       EXPIRATION
-------   -------  --------      ----        -----       ----------
14.750     8.250       6           1      6 Month LIBOR       0
14.625     8.125       6           1      6 Month LIBOR      36
11.875     5.375       6           4      6 Month LIBOR      24
13.841     7.347       6          19      6 Month LIBOR       0
14.375     7.875       6          19      6 Month LIBOR       6
13.660     7.171       6          19      6 Month LIBOR      12
13.336     6.839       6          19      6 Month LIBOR      24
13.530     6.981       6          19      6 Month LIBOR      36
13.069     6.569       6          19      6 Month LIBOR       0
12.599     6.099       6          19      6 Month LIBOR      12
12.633     6.133       6          19      6 Month LIBOR      24
13.638     7.138       6          31      6 Month LIBOR       0
13.678     7.178       6          30      6 Month LIBOR      12
13.083     6.583       6          31      6 Month LIBOR      24
13.008     6.508       6          31      6 Month LIBOR      36
13.229     6.729       6          55      6 Month LIBOR       0
13.013     6.513       6          55      6 Month LIBOR      12
13.013     6.519       6          55      6 Month LIBOR      24
13.030     6.530       6          55      6 Month LIBOR      36
13.500     7.000       6          55      6 Month LIBOR       0
12.530     6.030       6          54      6 Month LIBOR      24
12.182     5.789       6          55      6 Month LIBOR      36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING       ORIGINAL      REMAINING    MONTHS TO
                                  NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE   MORTGAGE    TERM       TERM        TERM         TERM           TERM           TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
-------------------  -------    -------   --------   --------    --------     --------       --------       --------     ----------
      120,651.46       7.679      7.179     120        114          120          114            0           0                36
       89,144.91       7.750      7.250     180        175          180          175            0           0                 0
      333,838.04       5.500      5.000     180        175          180          175            0           0                12
      110,206.00       6.990      6.490     180        175          180          175            0           0                24
    3,374,121.05       7.245      6.745     180        175          180          175            0           0                36
      219,261.18       6.455      5.955     240        235          240          235            0           0                36
    5,817,581.42       6.870      6.370     360        355          360          355            0           0                 0
   11,593,514.30       6.463      5.963     360        355          360          355            0           0                12
    6,131,752.61       6.691      6.191     360        355          360          355            0           0                24
   49,898,251.30       6.606      6.106     360        355          360          355            0           0                36
       65,714.16       7.500      7.000     360        355          360          355            0           0                42
      174,084.94       6.760      6.260     360        354          360          354            0           0                60
    8,607,351.70      10.489      9.989     180        175          360          355            0           0                 0
    1,481,383.48      10.060      9.560     180        175          360          355            0           0                12
   16,979,023.04      10.066      9.566     180        175          360          355            0           0                24
   13,712,549.49      10.163      9.663     180        175          360          355            0           0                36
      197,847.54       8.886      8.386     180        174          180          174            0           0                 0
      165,361.90      10.696     10.196     180        174          180          174            0           0                36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                   ORIGINAL         REMAINING                 INITIAL
                                    NET     ORIGINAL  REMAINING  INTEREST-ONLY    INTEREST-ONLY                RATE
                       MORTGAGE  MORTGAGE     TERM      TERM         TERM             TERM         GROSS      CHANGE   PERIODIC
CURRENT BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)         (MONTHS)     MARGIN(%)    CAP(%)    CAP(%)
-------------------------------------------------------------------------------------------------------------------------------
    114,430.06          7.500     7.000       360       354            0                0         6.125        1.000    1.000
    375,041.85          8.490     7.990       360       355            0                0         6.250        1.000    1.000
 28,233,629.05          7.596     7.096       360       355            0                0         6.336        1.517    1.000
  7,941,468.72          7.026     6.526       360       355            0                0         5.847        1.500    1.000
135,595,189.43          6.959     6.459       360       355            0                0         6.017        1.573    1.000
  2,626,488.60          6.929     6.429       360       355            0                0         5.325        1.500    1.000
  2,028,857.39          6.483     5.983       360       355           60               55         6.124        3.000    1.000
  1,515,000.00          6.688     6.188       360       355           60               55         6.022        3.000    1.000
  9,233,458.32          6.088     5.588       360       355           60               55         5.375        3.000    1.000
  1,969,159.48          6.579     6.079       360       354            0                0         5.849        3.000    1.000
    157,739.97          6.975     6.475       360       355            0                0         6.975        1.500    1.000
  5,319,243.49          6.503     6.003       360       354            0                0         5.877        2.815    1.000
    614,155.28          7.578     7.078       360       355            0                0         6.084        3.000    1.000
  1,394,008.50          6.181     5.681       360       355            0                0         5.236        3.000    1.000
 11,273,156.36          6.313     5.813       360       354            0                0         5.711        3.116    1.000
    841,499.50          5.995     5.495       360       354           60               54         5.642        5.000    1.000
    469,900.00          6.500     6.000       360       354           60               54         6.125        5.000    1.000
  7,324,457.72          5.960     5.460       360       355           60               55         5.508        5.000    1.000
  1,922,401.80          6.144     5.644       360       355           60               55         5.194        5.000    1.000

                                 NUMBER OF
                                   MONTHS                       ORIGINAL
                      RATE       UNTIL NEXT                    MONTHS TO
                     CHANGE        RATE                        PREPAYMENT
MAXIMUM   MINIMUM   FREQUENCY    ADJUSTMENT                     PENALTY
RATE(%)   RATE(%)   (MONTHS)        DATE         INDEX         EXPIRATION
-------------------------------------------------------------------------
14.000     7.500        6             6        6 Month LIBOR        0
14.990     8.490        6             1        6 Month LIBOR       36
14.088     7.592        6            19        6 Month LIBOR        0
13.522     7.026        6            19        6 Month LIBOR       12
13.447     6.954        6            19        6 Month LIBOR       24
13.429     6.929        6            19        6 Month LIBOR       36
12.983     6.483        6            19        6 Month LIBOR        0
13.188     6.688        6            19        6 Month LIBOR       12
12.570     6.088        6            19        6 Month LIBOR       24
13.079     6.579        6            30        6 Month LIBOR        0
13.475     6.975        6            31        6 Month LIBOR       24
13.003     6.503        6            30        6 Month LIBOR       36
14.037     7.578        6            55        6 Month LIBOR        0
12.681     6.181        6            55        6 Month LIBOR       24
12.780     6.313        6            54        6 Month LIBOR       36
12.495     5.995        6            54        6 Month LIBOR        0
13.000     6.500        6            54        6 Month LIBOR       12
12.460     5.960        6            55        6 Month LIBOR       24
12.644     6.144        6            55        6 Month LIBOR       36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                            ONE MONTH LIBOR CAP TABLE

                                              NOTIONAL                              1ML STRIKE
          BEGINNING                           BALANCE            1ML STRIKE        UPPER COLLAR
PERIOD     ACCRUAL    ENDING ACCRUAL            ($)            LOWER COLLAR (%)        (%)
-----------------------------------------------------------------------------------------------
  1       04/07/04       04/25/04          861,335,567.14           9.000              9.000
  2       04/25/04       05/25/04          849,722,112.09           6.540              9.000
  3       05/25/04       06/25/04          836,272,853.02           6.323              9.000
  4       06/25/04       07/25/04          821,017,235.15           6.545              9.000
  5       07/25/04       08/25/04          804,007,808.97           6.331              9.000
  6       08/25/04       09/25/04          785,304,972.93           6.335              9.000
  7       09/25/04       10/25/04          765,493,277.60           6.559              9.000
  8       10/25/04       11/25/04          744,697,226.63           6.346              9.000
  9       11/25/04       12/25/04          724,471,956.99           6.572              9.000
 10       12/25/04       01/25/05          704,801,398.15           6.357              9.000
 11       01/25/05       02/25/05          685,669,989.09           6.364              9.000
 12       02/25/05       03/25/05          667,062,612.59           7.079              9.000
 13       03/25/05       04/25/05          648,964,582.44           6.376              9.000
 14       04/25/05       05/25/05          631,361,640.97           6.604              9.000
 15       05/25/05       06/25/05          614,239,952.26           6.389              9.000
 16       06/25/05       07/25/05          597,581,385.98           6.617              9.000
 17       07/25/05       08/25/05          581,377,880.94           6.402              9.000
 18       08/25/05       09/25/05          565,171,540.44           6.410              9.000
 19       09/25/05       10/25/05          539,626,938.21           6.649              9.000
 20       10/25/05       11/25/05          515,390,936.60           7.337              9.000
 21       11/25/05       12/25/05          492,458,081.38           7.596              9.000
 22       12/25/05       01/25/06          470,687,445.78           7.348              9.000
 23       01/25/06       02/25/06          450,274,063.14           7.353              9.000
 24       02/25/06       03/25/06          436,565,706.94           8.174              9.000
 25       03/25/06       04/25/06          423,290,281.94           7.365              9.000
 26       04/25/06       05/25/06          410,433,446.90           8.160              9.000
 27       05/25/06       06/25/06          398,007,383.46           7.892              9.000
 28       06/25/06       07/25/06          385,970,907.46           8.166              9.000
 29       07/25/06       08/25/06          374,311,181.44           7.898              9.000
 30       08/25/06       09/25/06          363,015,804.62           7.902              9.000
 31       09/25/06       10/25/06          352,072,797.79           8.200              9.000
 32       10/25/06       11/25/06          341,471,745.71           8.486              9.000
 33       11/25/06       12/25/06          331,221,356.59           8.778              9.000
 34       12/25/06       01/25/07          321,288,294.93           8.488              9.000
 35       01/25/07       02/25/07          311,662,201.46           8.490              9.000
 36       02/25/07       03/25/07          302,333,067.10           9.000              9.000
 37       03/25/07       04/25/07          293,291,220.86           8.501              9.000
 38       04/25/07       05/25/07          288,715,018.61           9.000              9.000
 39       05/25/07       06/25/07          280,488,113.00           8.856              9.000
 40       06/25/07       07/25/07          272,512,716.97           9.000              9.000
 41       07/25/07       08/25/07          264,780,695.32           8.831              9.000
 42       08/25/07       09/25/07          257,284,186.14           8.819              9.000
 43       09/25/07       10/25/07          250,015,591.47           8.834              9.000

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                      AVAILABLE   AVAILABLE                         AVAILABLE  AVAILABLE                        AVAILABLE  AVAILABLE
                      FUNDS CAP   FUNDS CAP                         FUNDS CAP  FUNDS CAP                        FUNDS CAP  FUNDS CAP
PERIOD  PAYMENT DATE  (%)(1)(2)  (%) (1)(3)   PERIOD  PAYMENT DATE  (%)(1)(2)  (%)(1)(3)  PERIOD  PAYMENT DATE  (%)(1)(2)  (%)(1)(3)
-------------------------------------------   ------------------------------------------  ------------------------------------------
   1     4/25/2004     11.312      11.312       29      8/25/2006     6.898      9.250      56     11/25/2008     7.005      9.877
   2     5/25/2004      6.789       9.250       30      9/25/2006     6.909      9.250      57     12/25/2008     7.242     10.184
   3     6/25/2004      6.573       9.250       31     10/25/2006     7.155      9.250      58      1/25/2009     7.013      9.835
   4     7/25/2004      6.795       9.250       32     11/25/2006     6.940      9.250      59      2/25/2009     7.017      9.814
   5     8/25/2004      6.579       9.250       33     12/25/2006     7.183      9.250      60      3/25/2009     7.773     10.843
   6     9/25/2004      6.583       9.250       34      1/25/2007     6.964      9.250      61      4/25/2009     7.024      9.786
   7    10/25/2004      6.807       9.250       35      2/25/2007     6.976      9.250      62      5/25/2009     7.263     10.121
   8    11/25/2004      6.593       9.250       36      3/25/2007     7.738      9.679      63      6/25/2009     7.032      9.774
   9    12/25/2004      6.819       9.250       37      4/25/2007     7.002      9.250      64      7/25/2009     7.277     10.083
  10     1/25/2005      6.605       9.250       38      5/25/2007     7.143      9.423      65      8/25/2009     7.052      9.745
  11     2/25/2005      6.611       9.250       39      6/25/2007     6.916      9.250      66      9/25/2009     7.062      9.733
  12     3/25/2005      7.326       9.250       40      7/25/2007     7.151      9.397      67     10/25/2009     7.309     10.056
  13     4/25/2005      6.623       9.250       41      8/25/2007     6.924      9.250      68     11/25/2009     7.084      9.744
  14     5/25/2005      6.850       9.250       42      9/25/2007     6.928      9.250      69     12/25/2009     7.331     10.056
  15     6/25/2005      6.636       9.250       43     10/25/2007     7.163      9.531      70      1/25/2010     7.105      9.720
  16     7/25/2005      6.864       9.250       44     11/25/2007     6.936      9.509      71      2/25/2010     7.117      9.709
  17     8/25/2005      6.649       9.250       45     12/25/2007     7.171      9.809      72      3/25/2010     7.892     10.737
  18     9/25/2005      6.656       9.250       46      1/25/2008     6.944      9.477      73      4/25/2010     7.140      9.695
  19    10/25/2005      6.895       9.250       47      2/25/2008     6.948      9.461      74      5/25/2010     7.390     10.027
  20    11/25/2005      6.788       9.250       48      3/25/2008     7.431     10.096      75      6/25/2010     7.164      9.693
  21    12/25/2005      7.030       9.250       49      4/25/2008     6.956      9.435      76      7/25/2010     7.415     10.006
  22     1/25/2006      6.820       9.250       50      5/25/2008     7.192     10.144      77      8/25/2010     7.189      9.674
  23     2/25/2006      6.836       9.250       51      6/25/2008     6.964      9.798      78      9/25/2010     7.201      9.665
  24     3/25/2006      7.579       9.250       52      7/25/2008     7.200     10.104      79     10/25/2010     7.455      9.980
  25     4/25/2006      6.856       9.250       53      8/25/2008     6.972      9.759      80     11/25/2010     7.228      9.659
  26     5/25/2006      7.095       9.250       54      9/25/2008     6.976      9.740      81     12/25/2010     7.483      9.972
  27     6/25/2006      6.876       9.250       55     10/25/2008     7.221     10.103      82      1/25/2011         -      9.643
  28     7/25/2006      7.117       9.250

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.0900% and 1.1500%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR both remain constant at 20.000% . The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

DISCOUNT MARGIN TABLE (TO CALL)(1)

                            0%             80%              100%             150%             200%
                       PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED    PRICING SPEED
                          TO CALL         TO CALL          TO CALL         TO CALL          TO CALL
                       -------------------------------------------------------------------------------
                        DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN      DISC MARGIN
                       -------------------------------------------------------------------------------
CLASS A-2A
          100.00000               23              23               23              23               23

                WAL            17.13            2.95             2.29            1.23             0.90
           MOD DURN            15.14            2.88             2.25            1.22             0.90
   PRINCIPAL WINDOW    Apr04 - May32   Apr04 - Oct12    Apr04 - Dec10   Apr04 - Feb07    Apr04 - Jan06

CLASS A-2B1
          100.00000                9               9                9               9                9

                WAL            11.57            1.15             0.95            0.66             0.49
           MOD DURN            10.79            1.15             0.95            0.66             0.50
   PRINCIPAL WINDOW    Apr04 - Mar22   Apr04 - Jun06    Apr04 - Jan06   Apr04 - Jul05    Apr04 - Mar05

CLASS A-2B2
          100.00000               26              26               26              26               26

                WAL            23.98            5.18             3.94            1.93             1.40
           MOD DURN            20.56            5.01             3.85            1.92             1.40
   PRINCIPAL WINDOW    Mar22 - May32   Jun06 - Oct12    Jan06 - Dec10   Jul05 - Feb07    Mar05 - Jan06

CLASS M-1
          100.00000               55              55               55              55               55

                WAL            25.20            5.57             4.72            3.96             2.10
           MOD DURN            20.69            5.32             4.56            3.86             2.07
   PRINCIPAL WINDOW    Apr24 - May32   May07 - Oct12    Sep07 - Dec10   Feb07 - May08    Jan06 - Aug06

CLASS M-2
          100.00000              115             115              115             115              115

                WAL            25.20            5.55             4.59            4.03             2.65
           MOD DURN            19.23            5.19             4.35            3.86             2.58
   PRINCIPAL WINDOW    Apr24 - May32   Apr07 - Oct12    Jun07 - Dec10   Nov07 - May08    Aug06 - Dec06

 CLASS M-3
          100.00000              140             140              140             140              140

                WAL            25.20            5.54             4.54            3.70             2.72
           MOD DURN            18.66            5.14             4.28            3.54             2.63
   PRINCIPAL WINDOW    Apr24 - May32   Apr07 - Oct12    May07 - Dec10   Sep07 - May08    Dec06 - Dec06

 CLASS B-1
          100.00000              185             185              185             185              185

                WAL            25.20            5.54             4.52            3.59             2.72
           MOD DURN            17.69            5.06             4.20            3.40             2.61
   PRINCIPAL WINDOW    Apr24 - May32   Apr07 - Oct12    May07 - Dec10   Jul07 - May08    Dec06 - Dec06

 CLASS B-2
          100.00000              195             195              195             195              195

                WAL            25.20            5.54             4.51            3.49             2.72
           MOD DURN            17.49            5.04             4.19            3.31             2.61
   PRINCIPAL WINDOW    Apr24 - May32   Apr07 - Oct12    Apr07 - Dec10   Jun07 - May08    Dec06 - Dec06

 CLASS B-3
          100.00000              325             325              325             325              325

                WAL            25.12            5.38             4.37            3.34             2.72
           MOD DURN            15.08            4.70             3.92            3.09             2.55
   PRINCIPAL WINDOW    Apr24 - May32   Apr07 - Oct12    Apr07 - Dec10   May07 - May08    Dec06 - Dec06

(1) Assumes 4/07/04 settlement date

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC2

DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                            0%              80%             100%             150%            200%
                       PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED    PRICING SPEED
                        TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY      TO MATURITY
                       -------------------------------------------------------------------------------
                        DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN      DISC MARGIN
                       -------------------------------------------------------------------------------
CLASS A-2A
          100.00000               23              25               25              23               23

                WAL            17.17            3.28             2.58            1.23             0.90
           MOD DURN            15.17            3.16             2.51            1.22             0.90
   PRINCIPAL WINDOW    Apr04 - Sep33   Apr04 - Jun23    Apr04 - Dec19   Apr04 - Feb07    Apr04 - Jan06

CLASS A-2B1
          100.00000                9               9                9               9                9

                WAL            11.57            1.15             0.95            0.66             0.49
           MOD DURN            10.79            1.15             0.95            0.66             0.50
   PRINCIPAL WINDOW    Apr04 - Mar22   Apr04 - Jun06    Apr04 - Jan06   Apr04 - Jul05    Apr04 - Mar05

CLASS A-2B2
          100.00000               26              29               29              26               26

                WAL            24.08            5.91             4.60            1.93             1.40
           MOD DURN            20.63            5.65             4.43            1.92             1.40
   PRINCIPAL WINDOW    Mar22 - Sep33   Jun06 - Jun23    Jan06 - Dec19   Jul05 - Feb07    Mar05 - Jan06

CLASS M-1
          100.00000               55              57               58              64               55

                WAL            25.34            6.20             5.28            6.19             2.10
           MOD DURN            20.79            5.86             5.05            5.88             2.07
   PRINCIPAL WINDOW    Apr24 - Aug33   May07 - Sep19    Sep07 - Oct17   Feb07 - Jun15    Jan06 - Aug06

 CLASS M-2
          100.00000              115             120              120             120              129

                WAL            25.34            6.14             5.08            4.45             3.61
           MOD DURN            19.30            5.67             4.76            4.25             3.45
   PRINCIPAL WINDOW    Apr24 - Jul33   Apr07 - Oct18    Jun07 - Apr16   Nov07 - Dec11    Aug06 - Mar12

 CLASS M-3
          100.00000              140             145              145             144              171

                WAL            25.32            6.02             4.93            3.95             4.98
           MOD DURN            18.72            5.52             4.61            3.77             4.67
   PRINCIPAL WINDOW    Apr24 - Apr33   Apr07 - Dec16    May07 - May14   Sep07 - Aug10    Sep08 - Nov09

 CLASS B-1
          100.00000              185             190              190             190              216

                WAL            25.31            5.92             4.83            3.79             4.19
           MOD DURN            17.74            5.35             4.46            3.58             3.93
   PRINCIPAL WINDOW    Apr24 - Mar33   Apr07 - Nov15    May07 - Jun13   Jul07 - Jan10    Mar08 - Sep08

 CLASS B-2
          100.00000              195             198              198             198              220

                WAL            25.27            5.76             4.69            3.61             3.72
           MOD DURN            17.52            5.21             4.33            3.41             3.51
   PRINCIPAL WINDOW    Apr24 - Dec32   Apr07 - Oct14    Apr07 - Aug12   Jun07 - Jun09    Oct07 - Mar08

 CLASS B-3
          100.00000              325             325              325             325              354

                WAL            25.12            5.39             4.38            3.35             3.36
           MOD DURN            15.08            4.71             3.93            3.09             3.10
   PRINCIPAL WINDOW    Apr24 - Jul32   Apr07 - Apr13    Apr07 - May11   May07 - Aug08    Jun07 - Oct07

(1) Assumes 4/07/04 settlement date

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.